UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 15(d)
of the Securities Exchange Act of 1934


June 11, 2002
(Date of earliest reported)

Cannon Express, Inc..
(Exact name of registrant as specified in its chapter)

      Delaware                     1-13917                   71-0650141
(State or other jurisdiction    (Commission                (IRS Employer
 of incorporation)              File Number)             Identification No.)


1457 East Robinson Avenue
       Springdale, Arkansas                                      72764
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:
479-751-9209


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Based on the recommendation of the Audit Committee, the Board of Directors of Cannon Express, Inc. ("Cannon") dismissed its independent auditors Arthur Andersen LLP on June 11, 2002. The Board engaged Tullius, Taylor, Sartain & Sartain ("Tullius Taylor") headquartered in Tulsa, Oklahoma with offices in Fayetteville, Arkansas, as its new independent auditors for the fiscal year ended June 30, 2002, on June 11, 2002.

The reports of Arthur Andersen on the consolidated financial statements of Cannon for its fiscal years ending June 30, 2000 and June 30, 2001 did not contain an adverse opinion or a disclaimer of opinion or was not qualified or modified as to uncertainty, audit scope or accounting principles; however, its report did indicate that the net losses the Company has incurred and its working capital deficit raised substantial doubt concerning the ability of the Company to continue as a going concern. During Cannon's two most recent fiscal years and the subsequent interim period through March 31, 2002,
(i) there were no disagreements between Cannon and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

Cannon has not during the Company's two most recent fiscal years or the subsequent interim period through March 31, 2002, consulted with Tullius Taylor regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on Cannon's financial statements, or (ii) any matter that was the subject of a "disagreement" (as defined in Regulation S-K
Item 304 (a)(1)(iv)) with Arthur Andersen or a "reportable event" (as defined in Regulation S-K Item 304 (a)(1)(v)).

Cannon has informed its former accountants Arthur Andersen and provided them with a copy of the disclosures Cannon made in response to this Item. Attached as Exhibit 16 is Arthur Andersen's letter addressed to the Commission stating that it agrees with the statements made by Cannon.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16     Letter Re: Change in certifying accountants


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CANNON EXPRESS, INC.


Date:  June 17, 2002             By: /s/ Dean G. Cannon
                                 --------------------------------
                                 Chairman


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION
- --------                            -----------
  16                     Letter Re: Change in certifying accountants

                       [LETTERHEAD OF ARTHUR ANDERSEN LLP]



June 13, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated June 11, 2002 of Cannon Express, Inc. to be filed on June 17, 2002 with the Securities and Exchange Commission and are in agreement with the statements contained therein insofar as the statements relate to Arthur Andersen LLP.

Very truly yours,


/s/ ARTHUR ANDERSEN LLP
- -----------------------
ARTHUR ANDERSEN LLP